UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2025 (November 21, 2025)

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2025, the Board of Directors (the "Board") of Capital Bancorp, Inc. (the "Company"), the bank holding company for Capital Bank, N.A. (the "Bank"), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Mark Caplan as a Class II director on the Company's Board, effective immediately, and increased the aggregate size of the Company's Board to thirteen. As a Class II director, Mr. Caplan will be subject to re-election at the Company's annual meeting of stockholders in 2028.

Mr. Caplan has served as a member of the Bank's Board since January of 2019 and serves as a member of the Loan Committee. Mr. Caplan is President and Chief Executive Officer of The Time Group, a real estate equity investment firm, and is the managing member and sole shareholder of Washington Place Equities, a development firm specializing in mixed use urban historic renovation and construction. Mr. Caplan also previously served on the board of directors of Sterling Bank and Trust, before it was acquired by Carroll County Bank and Trust in 1998, and was a member of the board of directors of Bay Bank, FSB (Nasdaq: BYBK), which in 2018 was acquired by Old Line Bank (Nasdaq: OLBK).

The Board has determined that Mr. Caplan is an independent director under the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market. Mr. Caplan was also appointed to the Compensation Committee and Risk Committee of the Board. Mr. Caplan will also participate in the Board's standard non-employee director compensation arrangements, as described under "Compensation of Non-Employee Directors" in our definitive proxy statement filed with the SEC on April 1, 2025, which description is incorporated herein by reference, as such arrangements may be amended from time to time.

There are no transactions in which the Company is a party and in which Mr. Caplan has a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Caplan and any other person pursuant to which he was selected as director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: November 24, 2025	By: /s/ Jacob Dalaya
Name: Jacob Dalaya
Title: Chief Financial Officer

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